UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2026

NextCure, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38905 (Commission File Number)	47-5231247 (IRS Employer Identification No.)

9000 Virginia Manor Road, Suite 200 Beltsville, Maryland	20705
(Address of principal	(Zip Code)
executive offices)

Registrant's telephone number, including area code: (240) 399-4900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NXTC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02Results of Operations and Financial Condition

On January 23, 2026, NextCure, Inc. (the “Company”) issued a press release announcing preliminary results that as of December 31, 2025, it had approximately $41.8 million in cash, cash equivalents and marketable securities. The Company expects current financial resources to be sufficient to fund planned operating expenses and capital expenditures into the first half of 2027.

Because the Company’s consolidated financial statements for the year ended December 31, 2025 have not yet been finalized, the preliminary statement of the Company’s cash, cash equivalents and marketable securities as of December 31, 2025 in this Item 2.02 is unaudited and subject to adjustment.

Item 7.01Regulation FD Disclosure

A copy of the press release referenced in Item 2.02 hereof is filed as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 7.01.

Additionally, on January 23, 2026, the Company updated its corporate presentation.  A copy of the corporate presentation is attached hereto as Exhibit 99.2 and is hereby incorporated by reference into this Item 7.01.

Except to the extent described in Item 8.01 hereof, the information contained in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01Other Events

The information in Item 2.02 hereof is incorporated by reference into this Item 8.01. Additionally, the press release referenced in Items 2.02 and 7.01 hereof included the following program updates for the Company’s two antibody drug conjugate (ADC) programs:

●	Data from the SIM0505 Phase 1 open-label dose escalation study are anticipated to be presented in the second quarter of 2026, including results from patients in the U.S. and China. The SIM0505 study (NCT06792552) is evaluating patients with advanced solid tumors with a focus on gynecological cancers and an emphasis on platinum resistant ovarian cancer. The Company is adding clinical sites and increasing SIM0505 clinical drug supply in anticipation of initiating dose optimization in the first half of 2026.

●	Dosing of patients has commenced in higher dose cohorts for the ongoing open-label Phase 1 dose escalation LNCB74 study (NCT06774963) following the November 2025 protocol amendment announcement. Higher dose cohorts will prioritize patients with high B7-H4 expression in breast and gynecological cancers, while now including adenoid cystic carcinoma type 1. Proof-of-concept data, previously anticipated in the first half of 2026, is delayed to accommodate enrollment; the Company now expects to provide a trial progress update in the second half of 2026.

Some of the statements contained in this Item 8.01 are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including with respect to statements related to our cash runway and expectations for our business, operations and financial performance and condition, including the progress and results of clinical trials, development plans and upcoming milestones regarding our therapies. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “aim,” “anticipate,” “assume,” “believe,” “continue,” “could,” “should,” “due,” “estimate,” “expect,” “intend,” “hope,” “may,” “objective,” “plan,” “predict,” “potential,”

“positioned,” “seek,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or similar language.

Forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those projected in any forward-looking statement. Such risks and uncertainties include, among others: market and other conditions, positive results in preclinical studies may not be predictive of the results of clinical trials; the Company’s limited operating history and not having any products approved for commercial sale; the Company’s history of significant losses; the Company’s need and ability to obtain additional financing on acceptable terms or at all; risks related to clinical development, marketing approval and commercialization, including risks associated with reliance upon our collaborative partners and international vendors; the Company’s ability to maintain listing of its common stock on the Nasdaq Global Select Market; and the Company’s dependence on key personnel. More detailed information on these and additional factors that could affect the Company’s actual results are described under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2024 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, and in the Company’s other filings with the Securities and Exchange Commission. You should not place undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date of this press release, and the Company assumes no obligation to update any forward-looking statements, even if expectations change.

Item 9.01Financial Statements and Exhibits

(d) Exhibits

Exhibit No. Description

99.1 Press Release issued by NextCure, Inc. January 23, 2026

99.2 NextCure, Inc. Presentation dated January 23, 2026

104 Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November
Dated: January 23, 2026	NEXTCURE, INC.

	By:	/s/ Steven P. Cobourn
	Name:	Steven P. Cobourn
	Title:	Chief Financial Officer